UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)           September 30, 2003
                                           ----------------------------------

                           Advanced Biotherapy, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                     0-26323              51-0402415
----------------------------     -------------------    ---------------------
(State or other jurisdiction         (Commission         (IRS Employer
             of incorporation)        File Number)       Identification No.)

6355 Topanga Canyon Boulevard, Suite 510                            91367
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Woodland Hills, California                                       (Zip Code)
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(Address of principal executive offices)

Registrant's telephone number, including area code   (818) 883-6716
                                                   --------------------





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Item 5.  OTHER EVENTS.

         The registrant, Advanced Biotherapy Inc. published a press release on September 30, 2003, reporting the results of its sponsored investigational clinical trial comparing two different investigational treatments known as anticytokine therapy for patients suffering from rheumatoid arthritis.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Designation    Description of Exhibit

99.1           Press Release, dated September 30, 2003


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ADVANCED BIOTHERAPY, INC.
                                     (Registrant)


Date September 30, 2003              By:  /s/Edmond Buccellato
                                        -------------------------------
                                        Edmond Buccellato, President and CEO




                                INDEX TO EXHIBITS

        Exhibit               Description
        -------               -----------

        99.1                  Text of Press Release, dated September 30, 2003